UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2021

Flowerkist Skin Care and Cosmetics, Inc.

(Exact Name of Registrant as Specified in its Charter)

3D Makerjet, Inc.

(Former name or former address, if changed since last report.)

Nevada	333-157783	26-4083754
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30211 AVENDIA DE LAS BANDERAS, SUITE 200 RANCHO SANTA MARGARITA, CA	92688
(Address of principal executive offices)	(Zip Code)

(949) 525-3278

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2021, Stephanie Parker was appointed as a director and as President and Secretary of the Company. Also, on September 14, 2021, Ms. Parker accepted such appointment. Ms. Parker is not independent using the definition of independence under NASDAQ Listing Rule 5605(a)(2) and the standards established by the Securities and Exchange Commission.

Since Co-Founding and serving as the President and Board Member of Flowerkist, Inc., a Nevada corporation, in January of 2017, Stephanie Parker has brought to market, Hemp-Derived Broad Spectrum CBD infused products for Flowerkist such as her signature Ph Balancing Lipstick, two shades of Hydrating lip sticks, four shades of “KIST” Plumping Lip Gloss, the Radiant Collection of three shades of Contouring Foundation Sticks, a ultra-fine facial mist “Kist Mist” that nourishes and deeply hydrates the skin, lastly Nutrient-Rich Oil a light weight, nourishing, luxuriously noble facial oil designed to transform your skin and transport your soul.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On August 17, 2021, 3D Makerjet, Inc. (the “Company”), amended its articles of incorporation change its name to Flowerkist Skin Care and Cosmetics, Inc. (the “Name Change”). The change was made in anticipation of entering into a new line of business operations.

Also on August 17, 2021, the Company amended its articles of incorporation to reverse split its common stock at a rate of 1 for 1,000 (the “Reverse”).

Item 8.01. Other Events

On August 20, 2021, FINRA declared the Name Change and the Reverse effective. The Company was informed by FINRA that the Company’s ticker symbol would be changed to FKST twenty business days following on August 20, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, dated August 17, 2021

3.2	Certificate of Change, dated August 17, 2021

99.1	Unanimous written consent of the Board of Directors, dated September 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2021

Flowerkist Skin Care & Cosmetics, Inc.

/s/ Barry Clark
By:	Barry Clark
Title:	CEO

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